PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS HIGH YIELD FUND, INC.

Dear Investor:

1997 was a very good year for the U.S. economy and financial markets. The economy grew at an annual pace of 3.8%, with the unemployment rate falling to its lowest level since the 1970's. Despite faster economic growth, inflation, as measured by the Consumer Price Index, rose less than 2%, its smallest increase in over ten years. Reflecting the strong economy, the Federal budget deficit declined substantially and had almost been eliminated by year-end. Against this backdrop, the Federal Reserve held monetary policy steady after one small increase in the benchmark Federal funds rate in March.

Although both the U.S. bond and stock markets suffered setbacks at times during the year, the combination of moderate growth and low inflation ultimately provided a rewarding environment for investors. Long-term bond yields fell to their lowest level in two years, while the broad stock market indices recorded their third consecutive year of substantial gains. While many overseas markets were buffeted by the economic crisis in Southeast Asia, U.S. markets remained relatively stable or--in the case of the bond market--benefited from a "flight to safety" as investors sought the security of the world's largest and most efficient financial markets.

These conditions extended the favorable performance of the high yield bond market. High yield bond financing is one of the tools available in the American capital market which has been used effectively to support a rapid pace of business change. Instead of being used to hedge inflation, as they might have been a decade ago, below investment grade bonds now are increasingly funding the consolidation or early development of many different enterprises. As a group, junk bond issuers had enormous operating and financial flexibility to work with. These prevailing conditions supported credit sensitive bonds and the success of many aggressive business plans. Starting with a record of attractive risk adjusted returns, many cross-currents within the high yield markets have kindled huge investor demand. That demand led to record bond issuance of over $120 billion, surpassing the previous record set in 1996, of $73 billion. The default rate has remained low, reflecting generally strong fundamentals and wide credit availability. Nevertheless, companies that did encounter serious difficulties saw their securities punished swiftly and severely.

During 1997, First Investors High Yield Fund returned 11.8% on a net asset value basis for Class A shares and 11.1% for Class B shares, compared to a return of 12.6% for the average high yield bond funds as measured by Lipper Analytical Services, Inc. For 1997, the Fund declared dividends from net investment income of 48.0 cents per share on Class A shares and 44.4 cents per share on Class B shares. The Fund continued to benefit from tenders and calls of portfolio holdings in addition to those reported last year. In reinvesting proceeds, our choices fairly consistently avoided the most aggressive risk profiles that the market presented, both in terms of credit and interest rate risks. This precaution was ultimately unnecessary during the year just ended, as the market generally rewarded aggressive business plans and costly consolidation strategies. The Fund was well positioned with holdings in the competitive local exchange carrier segment of the telecommunications market as the importance of that business became widely apparent. A comparatively low concentration in long maturity deferred coupon bonds dampened returns because this bond structure, while carrying risks, accentuates appreciation of bonds when interest rates decline as they did last year. Also, these bonds were used extensively to

FIRST INVESTORS HIGH YIELD FUND, INC.

fund the types of growth, "buildout" and industry consolidation transactions that did especially well in 1997.

The Fund avoided defaults and notable credit problems. First Investors High Yield Fund's negligible exposure to emerging markets held back returns in the year's first half, and despite growing to only a very small level in the third quarter, widely reported problems outside the U.S. did not have a material effect on the Fund. In fact, because values of emerging markets bonds have been thrown into disarray, we want to consider whether some opportunities might exist amid the turmoil.

As the new year begins, we should acknowledge that uncertainties abound. We believe that the domestic economy will be resilient but valuation levels, especially of equities, will continue to influence the high yield bond market. We expect to continue to see a large choice of new bond issues. In our view, by avoiding extreme positions with regard to interest rates or market momentum, the Fund has been positioned to prosper in a changeable environment. The very success of most of the portfolio's investments creates another challenge, that of replacing bonds which have met their objectives with successor values. To do this, we focus our investment research on the basics of current holdings and of investment prospects: big picture industry trends, management capability, and the types of strategies/business plans that will work for bondholders.

Investors who buy bond funds--whether for income or total return--should be aware that the value of their investment fluctuates as interest rates change. In addition, the value of a fund can fluctuate based on changes in the credit quality of the bonds it holds. In particular, high yield funds invest in lower-rated debt obligations which are more sensitive than higher-rated investments to adverse economic changes or individual corporate developments, and thus can be subject to a higher incidence of default. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Following 1997's strong performance, the outlook for U.S. financial markets continues to be positive, although uncertainties do exist. In particular, we believe that the economic problems in Southeast Asia will slow growth in the U.S. However, it is unclear to what extent growth will be slowed and, consequently, what the ultimate impact will be on the financial markets. On a positive note, Southeast Asia's problems should result in lower inflation worldwide. Uncertainty often leads to volatile markets. During such times, investors are generally best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

         [SIG]

George V. Ganter
Vice President
  and Portfolio Manager

January 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS HIGH YIELD FUND, INC.

Comparison of change in value of $10,000 investment in the First Investors High Yield Fund, Inc. and the Credit Suisse First Boston High Yield Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS OF DECEMBER 31, 1997                                    CREDIT SUISSE FIRST

                                        High Yield Fund   Boston High Yield Index
Jan-88                                           $9,375                   $10,000
Dec-88                                           10,563                    11,365
Dec-89                                            9,710                    11,408
Dec-90                                            8,057                    10,680
Dec-91                                           10,918                    15,353
Dec-92                                           12,986                    17,911
Dec-93                                           15,188                    21,298
Dec-94                                           15,247                    21,091
Dec-95                                           18,057                    24,757
Dec-96                                           20,468                    27,832
Dec-97                                           22,892                    31,347
                           Average Annual Total Return*
                                            N.A.V. Only                    S.E.C.    Standardized
Class A Shares
One Year                                         11.84%                                     4.85%
Five Years                                       12.01%                                    10.58%
Ten Years                                         9.33%                                     8.63%
S.E.C. 30-Day Yield                                                         7.11%
Class B Shares
One Year                                         11.11%                                     7.11%
Since Inception
(1/12/95)                                        13.76%                                    12.97%
S.E.C. 30-Day Yield                                                         6.90%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS HIGH YIELD FUND, INC. BEGINNING 1/1/88 WITH A THEORETICAL INVESTMENT IN THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX. THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF THE HIGH YIELD BOND MARKET. THE INDEX CONSISTS OF 1,282 DIFFERENT ISSUES, 1,089 OF WHICH ARE CASH PAY, 150 ARE ZERO-COUPON, 12 ARE STEP BONDS, 21 ARE PAYMENT-IN-KIND BONDS AND THE REMAINING 10 ARE IN DEFAULT. THE BONDS INCLUDED IN THE INDEX HAVE AN AVERAGE LIFE OF 8.2 YEARS, AN AVERAGE MATURITY OF 8.3 YEARS, AN AVERAGE DURATION OF 4.5 YEARS AND AN AVERAGE COUPON OF 10.4%. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. THE PERFORMANCE OF CLASS B SHARES MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.
* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93 AND 12/29/89, THE MAXIMUM SALES CHARGES WERE 6.9% AND 8.5%, RESPECTIVELY). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND TEN YEARS WOULD HAVE BEEN 4.66%, 10.46% AND 8.52%, RESPECTIVELY, AND THE S.E.C. YIELD FOR DECEMBER 1997 WOULD HAVE BEEN 6.92%. THE CLASS B "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 6.91% AND 12.74%, RESPECTIVELY, AND THE S.E.C. YIELD FOR DECEMBER 1997 WOULD HAVE BEEN 6.70%. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE UNUSUALLY HIGH CURRENT YIELDS OFFERED REFLECT THE SUBSTANTIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH YIELD BONDS. THE ISSUERS OF THE BONDS PAY HIGHER INTEREST RATES BECAUSE THEY HAVE A GREATER LIKELIHOOD OF FINANCIAL DIFFICULTY, WHICH COULD RESULT IN THEIR INABILITY TO REPAY THE BONDS FULLY WHEN DUE. PRICES OF HIGH YIELD BONDS ARE ALSO SUBJECT TO GREATER FLUCTUATIONS. CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX FIGURES FROM CREDIT SUISSE FIRST BOSTON CORPORATION AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO COMPOSITION
FIRST INVESTORS HIGH YIELD FUND, INC.

The dollar weighted average of credit ratings of all bonds held by the Fund during the 1997 fiscal year and the dollar weighted average of the total of the Fund's investments in zero coupon bonds, step bonds and payment-in-kind bonds during the 1997 fiscal year, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund's assets during the 1997 fiscal year and is not necessarily representative of the Fund as of the end of its 1997 fiscal year, the current fiscal year or at any other time in the future.

-----------------------------------------------------------------------------------------
                                                                   Comparable Quality
                                                    Rated by     of Unrated Securities
                                                     Moody's   to Bonds Rated by Moody's
-----------------------------------------------------------------------------------------
Baa2..............................................    0.00%              0.70%
Baa3..............................................    2.47                0.00
Ba1...............................................    0.48                0.00
Ba2...............................................    5.72                1.04
Ba3...............................................    12.23               0.00
B1................................................    16.40               0.00
B2................................................    29.77               0.00
B3................................................    18.44               0.00
Caa...............................................    0.25                2.40
-----------------------------------------------------------------------------------------

Zero Coupon Bonds      14.16%
Step Bonds               2.52%
Payment-in-kind Bonds      .03%

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS HIGH YIELD FUND, INC.
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CORPORATE BONDS--88.0%
            AEROSPACE/DEFENSE--.7%
$   1,400M  Moog, Inc., 10%, 2006                              $  1,498,000     $    70
---------------------------------------------------------------------------------------
            AGRICULTURAL PRODUCTS--.7%
    1,400M  Terra Industries, Inc., 10.50%, 2005                  1,512,000          70
---------------------------------------------------------------------------------------
            APPAREL/TEXTILES--3.6%
    1,000M  Pillowtex Corp., 10%, 2006                            1,075,000          50
    1,300M  Polymer Group, Inc., 9%, 2007                         1,306,500          61
    3,000M  Westpoint Stevens, Inc., 9.375%, 2005                 3,150,000         146
    2,250M  Worldtex, Inc., 9.625%, 2007 (Note 4)                 2,328,750         108
---------------------------------------------------------------------------------------
                                                                  7,860,250         365
---------------------------------------------------------------------------------------
            AUTOMOTIVE--3.1%
    1,120M  Aftermarket Technology Corp., 12%, 2004               1,248,800          58
    2,000M  Cambridge Industries, Inc., 10.25%, 2007              2,090,000          97
    1,185M  Safelite Glass Corp., 9.875%, 2006                    1,244,250          58
    2,000M  Walbro Corp., 9.875%, 2005                            2,035,000          94
---------------------------------------------------------------------------------------
                                                                  6,618,050         307
---------------------------------------------------------------------------------------
            BUILDING MATERIALS--2.6%
    1,650M  American Architectural Products Corp., 11.75%,
              2007 (Note 4)                                       1,674,750          78
    2,500M  ISP Holdings, Inc., 9.75%, 2002                       2,653,125         123
    1,274M  Waxman USA, Inc., 11.125%, 2001                       1,267,630          59
---------------------------------------------------------------------------------------
                                                                  5,595,505         260
---------------------------------------------------------------------------------------
            CHEMICALS--6.2%
    2,250M  AEP Industries, Inc., 9.875%, 2007 (Note 4)           2,320,312         108
    3,000M  Harris Chemical North America, Inc., 10.25%, 2001     3,172,500         147
    1,700M  Harris Chemical North America, Inc., 10.75%, 2003     1,814,750          84
    2,800M  Huntsman Polymers Corp., 11.75%, 2004                 3,171,000         147
    1,800M  Hydrochem Industrial Services, Inc., 10.375%,
              2007                                                1,885,500          88
    1,000M  Pharmaceutical Fine Chemicals, SA, 9.75%, 2007
              (Note 4)                                            1,015,000          47
---------------------------------------------------------------------------------------
                                                                 13,379,062         621
---------------------------------------------------------------------------------------
            CONSUMER PRODUCTS--3.2%
    2,500M  Herff Jones, Inc., 11%, 2005                          2,725,000         126
    1,900M  Hines Horticulture, Inc., 11.75%, 2005                2,090,000          97
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS HIGH YIELD FUND, INC.
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER PRODUCTS (continued)
$   1,200M  Syratech Corp., 11%, 2007                          $  1,122,000     $    52
    1,000M  William Carter Co., 10.375%, 2006                     1,050,000          49
---------------------------------------------------------------------------------------
                                                                  6,987,000         324
---------------------------------------------------------------------------------------
            CONTAINERS/PACKAGING--2.4%
    2,850M  Radnor Holdings, Inc., 10%, 2003                      2,971,125         138
    2,000M  U. S. Can Corp., 10.125%, 2006                        2,115,000          98
---------------------------------------------------------------------------------------
                                                                  5,086,125         236
---------------------------------------------------------------------------------------
            DURABLE GOODS MANUFACTURING--1.6%
      750M  Amtrol, Inc., 10.625%, 2006                             776,250          36
    2,445M  Fairfield Manufacturing, Inc., 11.375%, 2001          2,585,588         120
---------------------------------------------------------------------------------------
                                                                  3,361,838         156
---------------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT--.3%
      671M  Thermadyne Holdings Corp., 10.25%, 2002                 701,195          33
---------------------------------------------------------------------------------------
            ENERGY--3.5%
    1,500M  Giant Industries, Inc., 9.75%, 2003                   1,541,250          72
    3,000M  Gulf Canada Resources, Ltd., 9.625%, 2005             3,270,000         152
    1,100M  Magnum Hunter Resources, Inc., 10%, 2007              1,127,500          52
    1,600M  Stone Energy Corp., 8.75%, 2007                       1,642,000          76
---------------------------------------------------------------------------------------
                                                                  7,580,750         352
---------------------------------------------------------------------------------------
            FINANCIAL--.7%
    1,300M  Terra Nova Holdings PLC, 10.75%, 2005                 1,449,500          67
---------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--3.3%
    2,100M  Fleming Companies, Inc., 10.50%, 2004 (Note 4)        2,210,250         103
    2,000M  International Home Foods, Inc., 10.375%, 2006         2,210,000         103
    2,350M  Van de Kamps, Inc., 12%, 2005                         2,632,000         122
---------------------------------------------------------------------------------------
                                                                  7,052,250         328
---------------------------------------------------------------------------------------
            GAMING/LODGING--2.4%
    2,400M  Casino America, Inc., 12.50%, 2003                    2,616,000         121
      750M  Grand Casinos, Inc., 10.125%, 2003                      810,000          38
    1,750M  Prime Hospitality Corp., 9.25%, 2006                  1,855,000          86
---------------------------------------------------------------------------------------
                                                                  5,281,000         245
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            HEALTHCARE--6.8%
$   1,300M  Genesis Healthcare, Inc., 9.75%, 2005              $  1,355,250     $    63
    1,400M  ICN Pharmaceuticals, Inc., 9.25%, 2005                1,487,500          69
    1,600M  Integrated Health Services, Inc., 10.25%, 2006
              (Note 4)                                            1,708,000          79
    2,600M  Integrated Health Services, Inc., 9.25%, 2008         2,661,750         124
    1,100M  Leiner Health Products, 9.625%, 2007                  1,177,000          55
    2,489M  Owens & Minor, Inc., 10.875%, 2006                    2,737,900         127
      700M  Packard Biosciences Co., 9.375%, 2007                   675,500          31
    2,700M  Tenet Healthcare Corp., 10.125%, 2005                 2,943,000         137
---------------------------------------------------------------------------------------
                                                                 14,745,900         685
---------------------------------------------------------------------------------------
            MEDIA (CABLE TV/BROADCASTING)--10.7%
    1,000M  Allbritton Communications Corp., 9.75%, 2007          1,030,000          48
    2,000M  Century Communications Corp., 9.50%, 2005             2,125,000          99
    3,725M  Echostar Communications Corp., 0% - 12.875%, 2004     3,408,375         158
    1,000M  Groupe Videotron, Ltee, 10.625%, 2005                 1,110,000          52
    2,050M  Grupo Televisa, SA, 11.875%, 2006                     2,316,500         108
    2,000M  Lenfest Communication, Inc., 10.50%, 2006             2,245,000         104
    2,000M  Rogers Cablesystems, Inc., 10%, 2005                  2,210,000         103
    1,700M  Rogers Communications, Inc., 8.875%, 2007             1,708,500          79
    2,000M  Salem Communications Corp., 9.50%, 2007 (Note 4)      2,055,000          95
    5,100M  Videotron Holdings PLC, 0% - 11.125%, 2004            4,832,250         224
---------------------------------------------------------------------------------------
                                                                 23,040,625       1,070
---------------------------------------------------------------------------------------
            MEDIA (OTHER)--3.7%
    3,200M  Garden State Newspapers, Inc., 12%, 2004              3,584,000         166
    1,800M  Garden State Newspapers, Inc., 8.75%, 2009 (Note
              4)                                                  1,806,750          84
    2,400M  Outdoor Systems, Inc., 8.875%, 2007                   2,514,000         117
---------------------------------------------------------------------------------------
                                                                  7,904,750         367
---------------------------------------------------------------------------------------
            MINING/METALS--4.4%
    2,500M  Commonwealth Aluminum Corp., 10.75%, 2006             2,687,500         125
    3,200M  CSN Iron, SA, 9.125%, 2007 (Note 4)                   2,736,000         127
    2,000M  Renco Metals, Inc., 11.50%, 2003                      2,130,000          99
    2,100M  Wheeling-Pittsburgh Corp., 9.25%, 2007 (Note 4)       2,026,500          94
---------------------------------------------------------------------------------------
                                                                  9,580,000         445
---------------------------------------------------------------------------------------
            MISCELLANEOUS--4.5%
    3,000M  Allied Waste North America, Inc., 10.25%, 2006        3,300,000         153
    1,750M  Iron Mountain, Inc., 10.125%, 2006                    1,925,000          89
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS HIGH YIELD FUND, INC.
December 31, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            MISCELLANEOUS (continued)
$   2,500M  Kindercare Learning Centers, Inc., 9.50%, 2009     $  2,487,500     $   115
    2,000M  Loomis Fargo & Co., 10%, 2004                         2,010,000          93
---------------------------------------------------------------------------------------
                                                                  9,722,500         450
---------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--4.4%
    2,850M  Fonda Group, Inc., 9.50%, 2007                        2,721,750         126
    2,600M  S.D. Warren Co., Inc., 12%, 2004                      2,873,000         133
    2,750M  Stone Container Corp., 11.875%, 1998                  2,887,500         134
    1,000M  Stone Container Corp., 10.75%, 2002                   1,052,500          49
---------------------------------------------------------------------------------------
                                                                  9,534,750         442
---------------------------------------------------------------------------------------
            REAL ESTATE/CONSTRUCTION--1.2%
    2,350M  Continental Homes Holding Corp., 10%, 2006            2,526,250         117
---------------------------------------------------------------------------------------
            RETAIL - FOOD/DRUG--.5%
    1,000M  Randall's Food Markets, Inc., 9.375%, 2007 (Note
              4)                                                  1,025,000          48
---------------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISE--1.4%
    1,250M  Barnes & Noble, Inc., 11.875%, 2003                   1,343,750          62
    1,700M  Big 5 Corp., 10.875%, 2007 (Note 4)                   1,691,500          79
---------------------------------------------------------------------------------------
                                                                  3,035,250         141
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--13.7%
    3,750M  American Communications Services, Inc., 13%, 2005     2,971,875         138
    2,200M  Brooks Fiber Properties, Inc., 0% - 10.875%, 2006     1,831,500          85
    1,400M  Brooks Fiber Properties, Inc., 10%, 2007              1,613,500          75
    2,100M  Comcast Cellular Holdings, Inc., 9.50%, 2007          2,194,500         102
    3,000M  McCaw International, Ltd., 0% - 13%, 2007             1,770,000          82
    2,300M  McLeodUSA, Inc., 9.25%, 2007 (Note 4)                 2,417,875         112
    3,000M  Omnipoint Corp., 11.625%, 2006                        3,172,500         147
    1,300M  Orion Network Systems, Inc., 11.25%, 2007             1,475,500          69
    2,300M  Paging Network, Inc., 10%, 2008                       2,389,125         111
    1,750M  Powertel, Inc., 0% - 12%, 2006                        1,295,000          60
    4,100M  Powertel, Inc., 0% - 12%, 2006                        2,952,000         137
    2,000M  Qwest Communications International, 0% - 9.47%,
              2007 (Note 4)                                       1,365,000          63
    3,000M  RCN Corp., 0% - 11.125%, 2007 (Note 4)                1,890,000          88
    2,000M  WorldCom, Inc., 9.375%, 2004                          2,135,000          99
---------------------------------------------------------------------------------------
                                                                 29,473,375       1,368
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
PRINCIPAL                                                                        AMOUNT
  AMOUNT,                                                                      INVESTED
   SHARES                                                                      FOR EACH
       OR                                                                    $10,000 OF
 WARRANTS   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TRANSPORTATION--2.4%
$   3,550M  Eletson Holdings, Inc., 9.25%, 2003                $  3,647,625     $   169
    1,350M  Moran Transportation Co., 11.75%, 2004                1,505,250          70
---------------------------------------------------------------------------------------
                                                                  5,152,875         239
---------------------------------------------------------------------------------------
            TOTAL VALUE OF CORPORATE BONDS (cost
             $180,777,653)                                      189,703,800       8,806
---------------------------------------------------------------------------------------
            COMMON STOCKS--.2%
            ELECTRICAL EQUIPMENT--.1%
    6,481   *Thermadyne Holdings Corp.                              191,189           9
---------------------------------------------------------------------------------------
            MEDIA (CABLE TV/BROADCASTING)--.1%
    8,846   *Echostar Communications Corp. - Class "A"              148,171           7
---------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--.0%
   17,861   *Gaylord Container Corporation - Class "A"              102,701           4
---------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $267,346)            442,061          20
---------------------------------------------------------------------------------------
            PREFERRED STOCKS--3.7%
            FINANCIAL--.6%
   40,800   Astoria Financial Corp, 12%, Series "B"               1,264,800          59
---------------------------------------------------------------------------------------
            MEDIA (CABLE TV/BROADCASTING)--2.4%
   36,863   Cablevision Systems Corp., 11.125%, PIK, Series
              "M"                                                 4,220,847         196
      927   Echostar Communications, 12.125%                        955,098          44
---------------------------------------------------------------------------------------
                                                                  5,175,945         240
---------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--.7%
   30,200   S.D. Warren Co., Inc., 14%, Series "B"                1,479,800          69
---------------------------------------------------------------------------------------
            TOTAL VALUE OF PREFERRED STOCKS (cost $6,460,184)     7,920,545         368
---------------------------------------------------------------------------------------
            WARRANTS--.3%
            GAMING/LODGING--.0%
   17,660   *President Riverboat Casinos, Inc. (expiring
              9/30/99)                                                2,207          --
---------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--.1%
   30,200   *S.D. Warren Co., Inc. (expiring 12/15/06) (Note
              4)                                                    151,000           7
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--.2%
    3,750   *American Communication Services, Inc. (expiring
              11/1/05) (Note 4)                                     393,750          18
    3,000   *McCaw International, Ltd. (expiring 4/15/07)
              (Note 4)                                                7,500          --
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS HIGH YIELD FUND, INC.
December 31, 1997

---------------------------------------------------------------------------------------
WARRANTS,                                                                        AMOUNT
    UNITS                                                                      INVESTED
       OR                                                                      FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS (continued)
    1,300   *Orion Network Systems, Inc. (expiring 1/15/07)    $     15,600     $     1
    5,600   *Powertel, Inc. (expiring 2/1/06)                        72,800           4
---------------------------------------------------------------------------------------
                                                                    489,650          23
---------------------------------------------------------------------------------------
            TOTAL VALUE OF WARRANTS (cost $91,816)                  642,857          30
---------------------------------------------------------------------------------------
            UNITS--1.0%
            MEDIA (CABLE TV/BROADCASTING)
    2,000   Star Choice Communications (a) (cost $2,000,000)
              (Note 4)                                            2,070,000          96
---------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--2.2%
$   4,500M  United States Treasury Note, 7%, 2006 (cost
              $4,795,281)                                         4,860,005         226
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--2.8%
      800M  Ford Motor Credit Corp., 5.95%, 1/7/98                  799,207          37
    5,200M  Lubrizol Corp., 6.35%, 1/5/98                         5,196,331         241
---------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $5,995,538)                                          5,995,538         278
---------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $200,387,818)          98.2%   211,634,806       9,824
OTHER ASSETS, LESS LIABILITIES                           1.8      3,797,665         176
---------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $215,432,471     $10,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

* Non-income producing
(a) Each unit consists of one 13% Senior Secured Note due 2005, and 23.16 Warrants (expiring 12/15/05) to buy one share of common stock at $.01 per share

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS HIGH YIELD FUND, INC.
December 31, 1997

---------------------------------------------------------
ASSETS
Investments in securities, at value
  (identified cost $200,387,818) (Note
  1A)..................................           $211,634,806
Cash...................................           158,950
Receivables:
  Interest.............................           4,314,235
  Capital shares sold..................           183,821
Other assets...........................            59,061
                                                  -------
Total Assets...........................           216,350,873
LIABILITIES
Payables:
  Dividend payable.....................  $431,238
  Capital shares redeemed..............  269,923
Accrued advisory fee...................  142,074
Accrued expenses.......................   75,167
                                         -------
Total Liabilities......................           918,402
                                                  -------
NET ASSETS (Note 6)
  Class A (37,716,987 shares
    outstanding).......................  208,537,534
  Class B (1,247,154 shares
    outstanding).......................  6,894,937 $215,432,471
                                         -------
                                                  -------
                                                  -------
NET ASSETS CONSIST OF:
Capital paid in........................           $489,114,647
Undistributed net investment income....           751,565
Accumulated net realized loss on
  investment transactions..............           (285,680,729)
Net unrealized appreciation in value of
  investments..........................           11,246,988
                                                  -------
Total..................................           $215,432,471
                                                  -------
                                                  -------
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE - CLASS A..................           $  5.53
                                                  -------
                                                  -------
MAXIMUM OFFERING PRICE PER
  SHARE - CLASS A ($5.53/.9375)*.......           $  5.90
                                                  -------
                                                  -------
NET ASSET VALUE AND OFFERING PRICE PER
  SHARE - CLASS B (Note 6).............           $  5.53
                                                  -------
                                                  -------

* On purchases of $25,000 or more, the sales charge is reduced.

                       See notes to financial statements

STATEMENT OF OPERATIONS
FIRST INVESTORS HIGH YIELD FUND, INC.
Year Ended December 31, 1997

---------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.............................  $19,158,853
  Consent fees.........................  687,574
  Dividends (Note 1E)..................  567,681
                                         -------
Total income...........................           $20,414,108
Expenses (Notes 1 and 3):
  Advisory fee.........................  2,074,251
  Shareholder servicing costs..........  578,311
  Distribution plan expenses - Class
    A..................................  306,597
  Distribution plan expenses - Class
    B..................................   46,763
  Professional fees....................   42,983
  Reports and notices to
    shareholders.......................   37,000
  Custodian fees.......................   26,018
  Other expenses.......................   33,428
                                         -------
Total expenses.........................  3,145,351
Less: Expenses waived or assumed.......  (400,000)
     Custodian fees paid indirectly....   (8,849)
                                         -------
Net expenses...........................           2,736,502
                                                  -------
Net investment income..................           17,677,606
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS (Note 2):
Net realized gain on investments.......  713,528
Net unrealized appreciation of
  investments..........................  5,114,885
                                         -------
Net gain on investments................           5,828,413
                                                  -------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS......................           $23,506,019
                                                  -------
                                                  -------

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS HIGH YIELD FUND, INC.

-------------------------------------------------------------------
Year Ended December 31                           1997          1996
---------------------------------------  ------------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income................  $ 17,677,606  $ 17,406,418
  Net realized gain (loss) on
    investments........................       713,528    (7,765,501)
  Net unrealized appreciation of
    investments........................     5,114,885    14,736,452
                                         ------------  ------------
    Net increase in net assets
      resulting from operations........    23,506,019    24,377,369
                                         ------------  ------------
DIVIDENDS TO SHAREHOLDERS
  Net investment income - Class A......   (18,059,105)  (17,643,461)
  Net investment income - Class B......      (449,764)     (171,377)
                                         ------------  ------------
    Total dividends....................   (18,508,869)  (17,814,838)
                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (a)
Class A:
  Proceeds from shares sold............    18,043,474    20,402,130
  Value of dividends reinvested........    12,110,096    13,062,488
  Cost of shares redeemed..............   (28,096,512)  (25,196,197)
                                         ------------  ------------
                                            2,057,058     8,268,421
                                         ------------  ------------
Class B:
  Proceeds from shares sold............     3,582,510     3,074,309
  Value of dividends reinvested........       255,493        88,770
  Cost of shares redeemed..............    (1,007,361)     (226,919)
                                         ------------  ------------
                                            2,830,642     2,936,160
                                         ------------  ------------
  Net increase from capital share
    transactions.......................     4,887,700    11,204,581
                                         ------------  ------------
    Net increase in net assets.........     9,884,850    17,767,112
NET ASSETS
  Beginning of year....................   205,547,621   187,780,509
                                         ------------  ------------
  End of year (including undistributed
    net investment income of $751,565
    and $1,582,828, respectively)......  $215,432,471  $205,547,621
                                         ------------  ------------
                                         ------------  ------------
(a)CAPITAL SHARES ISSUED AND REDEEMED
Class A:
  Sold.................................     3,324,677     3,871,810
  Issued for dividends reinvested......     2,233,259     2,471,711
  Redeemed.............................    (5,175,518)   (4,780,167)
                                         ------------  ------------
  Net increase in Class A capital
    shares outstanding.................       382,418     1,563,354
                                         ------------  ------------
                                         ------------  ------------
Class B:
  Sold.................................       661,609       581,031
  Issued for dividends reinvested......        46,771        16,742
  Redeemed.............................      (185,884)      (43,012)
                                         ------------  ------------
  Net increase in Class B capital
    shares outstanding.................       522,496       554,761
                                         ------------  ------------
                                         ------------  ------------

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS HIGH YIELD FUND, INC.

1. SIGNIFICANT ACCOUNTING POLICIES--The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The primary objective of the Fund is to seek high current income and secondarily to seek capital appreciation.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining values. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available, and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of the Fund to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At December 31, 1997, the Fund had capital loss carryovers of $285,680,729 of which $166,492,834 expires in 1998, $109,407,948 in 1999, $1,762,042 in 2001, $135,416 in 2002, $593,956 in 2003, $4,405,482 in
2004 and $2,883,051 in 2005.

C. Distributions to Shareholders--Dividends to shareholders from net investment income are declared daily and paid monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post-October capital losses.

D. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings are recognized as dividend income and recorded at the market value of the shares received. During the year ended December 31, 1997, the Fund recognized $567,681 of dividend income from these taxable "pay in kind" distributions. Interest income and estimated expenses are accrued daily. The Fund's custodian has provided credits in the amount of $8,849 against custodian charges based on the uninvested cash balances of the Fund.

2. SECURITIES TRANSACTIONS--For the year ended December 31, 1997, purchases and sales of securities, other than United States Government obligations and short-term corporate notes, aggregated $97,863,361 and $90,046,527, respectively.

At December 31, 1997, the cost of investments for federal income tax purposes was $200,387,818. Accumulated net unrealized appreciation on investments was $11,246,988, consisting of $12,337,167 gross unrealized appreciation and $1,090,179 gross unrealized depreciation.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM"), and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's individual retirement accounts. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) was paid by FIMCO or FIC. Effective January 1, 1998, independent directors will be remunerated by the Fund.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of 1% on the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. For the year ended December 31, 1997, FIMCO has voluntarily waived 20% of the fee on the first $200 million of the Fund's average daily net assets. This reduction amounted to $400,000.

For the year ended December 31, 1997, FIC, as underwriter, received $466,862 in commissions after allowing $133,969 to other dealers. Shareholder servicing costs included $383,940 in transfer agent fees paid to ADM, and $107,225 in IRA custodian fees paid to FFS.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, the
Fund is authorized to pay FIC a fee in an amount up to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Fund. However, pursuant to settlements entered into with various state regulators, the fee is limited to
 .15% for Class A and .85% for Class B until February 1, 1998. For the year ended December 31, 1997, this fee reduction amounted to $306,597 for Class A and $8,253 for Class B.

4. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1997, the Fund held nineteen 144A securities with an aggregate value of $30,892,937 representing 14.3% of the Fund's net assets. These securities are valued as set forth in Note 1A.

5. CONCENTRATION OF CREDIT RISK--The Fund's investment in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS HIGH YIELD FUND, INC.

rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

6. CAPITAL--The Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3.

Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 500,000,000 shares originally authorized, the Fund has designated 250,000,000 shares as Class A and 250,000,000 shares as Class B.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS HIGH YIELD FUND, INC.

The following table sets forth the per share operating performance for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

-------------------------------------------------------------------------------------------------------
                                                        CLASS A                         CLASS B
                                         --------------------------------------  ----------------------
                                                                                                   1995
Year Ended December 31                     1997    1996    1995    1994    1993    1997    1996       *
-------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Year.....  $ 5.40  $ 5.22  $ 4.84  $ 5.30  $ 4.97  $ 5.40  $ 5.23  $ 4.84
                                         ------  ------  ------  ------  ------  ------  ------  ------
Income from Investment Operations
  Net investment income................     .46     .47     .47     .48     .47     .43     .44     .42
  Net realized and unrealized gain
    (loss) on investments..............     .15     .20     .39    (.46)    .34     .14     .18     .40
                                         ------  ------  ------  ------  ------  ------  ------  ------
    Total from Investment Operations...     .61     .67     .86     .02     .81     .57     .62     .82
                                         ------  ------  ------  ------  ------  ------  ------  ------
Less Dividends from
  Net Investment Income................     .48     .49     .48     .48     .48     .44     .45     .43
                                         ------  ------  ------  ------  ------  ------  ------  ------
Net Asset Value, End of Year...........  $ 5.53  $ 5.40  $ 5.22  $ 4.84  $ 5.30  $ 5.53  $ 5.40  $ 5.23
                                         ------  ------  ------  ------  ------  ------  ------  ------
                                         ------  ------  ------  ------  ------  ------  ------  ------
TOTAL RETURN (%) +.....................   11.84   13.35   18.43     .39   16.95   11.11   12.41   17.40(a)
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (in
  millions)............................    $209    $202    $187    $170    $191      $7      $4      $1
Ratio to Average Net Assets: (%)
  Expenses.............................    1.29    1.37    1.45    1.56    1.69    1.99    2.07    2.22(a)
  Net investment income................    8.17    8.99    9.22    9.48    8.96    7.47    8.28    8.45(a)
Ratio to Average Net Assets Before
  Expenses Waived: (%)
  Expenses.............................    1.48    1.52    1.55    1.59     N/A    2.18    2.22    2.32(a)
  Net investment income................    7.98    8.84    9.12    9.44     N/A    7.28    8.13    8.35(a)
Portfolio Turnover Rate (%)............      46      29      42      32      87      46      29      42

+ Calculated without sales charge
* For the period 1/12/95 (date Class B shares first offered) to 12/31/95
(a) Annualized

                       See notes to financial statements

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of First Investors High Yield Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of First Investors High Yield Fund, Inc., as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors High Yield Fund, Inc. at December 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 1998

FIRST INVESTORS HIGH YIELD FUND, INC.

DIRECTORS
-------------------------------------------

JAMES J. COY (Emeritus)

ROGER L. GRAYSON

GLENN O. HEAD

KATHRYN S. HEAD

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------------------

GLENN O. HEAD
President

GEORGE V. GANTER
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

GREGORY R. KINGSTON
Assistant Treasurer

MARK S. SPENCER
Assistant Treasurer

SHAREHOLDER INFORMATION
-------------------------------------------
INVESTMENT ADVISER
FIRST INVESTORS
MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

UNDERWRITER
FIRST INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

TRANSFER AGENT
ADMINISTRATIVE DATA
MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.

FIRST INVESTORS HIGH YIELD FUND, INC.
95 WALL STREET
NEW YORK, NY 10005


First Investors Logo

Logo is described as follows: The arabic numeral one separated into seven vertical segments followed by the words "First Investors."

A MEMBER OF THE
FIRST INVESTORS FINANCIAL NETWORK
FIHY-150

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" appear in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" which appears to the right of the above language in the printed piece.

Vertically reading from bottom to top in the center of the page the words "FIRST INVESTORS" appear in the printed piece.

FIRST
INVESTORS
HIGH YIELD
FUND, INC.


ANNUAL
REPORT


DECEMBER 31, 1997